Supplement to the
Strategic Advisers® Growth Fund
July 30, 2011
Prospectus

At a meeting held on December 1, 2011, the Board of Trustees approved the appointment of Morgan Stanley Investment Management Inc. as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to ClariVest Asset Management LLC, Morgan Stanley Investment Management Inc., Pyramis Global Advisors, LLC, Waddell & Reed Investment Management Company, and Winslow Capital Management, Inc.

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. ClariVest Asset Management LLC (ClariVest), Morgan Stanley Investment Management Inc. (MSIM), Pyramis Global Advisors, LLC (Pyramis), Waddell & Reed Investment Management Company (WRIMCO), and Winslow Capital Management, Inc. (Winslow) have been retained to serve as sub-advisers for the fund.

Effective January 1, 2012, the following information will replace the similar information for Barry J. Golden under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Vincent Zelenko (co-lead portfolio manager) has managed the fund since January 2012.

The following information is added after the second paragraph under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Dennis P. Lynch (co-lead manager), David S. Cohen (co-manager), Sam G. Chainani (co-manager), Alexander T. Norton (co-manager), Jason C. Yeung (co-manager) and Armistead B. Nash (co-manager) have managed MSIM's portion of the fund's assets since December 2011.

Effective January 1, 2012, the following will replace the biographical information for Barry J. Golden found in the "Fund Management" section beginning on page 17.

Vincent Zelenko is co-lead portfolio manager of the fund, which he has managed since January 2012. Mr. Zelenko joined Fidelity Investments in June 2005 as part of Strategic Advisers and has since worked as a research analyst within the Investment Management/Fundamental Research department of Strategic Advisers and currently serves as team leader, Equity for Strategic Advisers' Asset Allocation Division. Prior to joining Fidelity, Mr. Zelenko acted as vice president and Equity Research analyst for JP Morgan in London.

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The following information supplements existing information found in the "Fund Management" section beginning on page 17.

MSIM, at 522 Fifth Avenue, New York, NY 10032, has been retained to serve as sub-adviser for the fund. As of September 30, 2011, MSIM had approximately $268.2 billion in discretionary assets under management. MSIM may provide investment advisory services for the fund.

MSIM

Dennis P. Lynch serves as co-lead portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Lynch, Managing Director, is the head of growth investing for MSIM. Prior to joining the firm, he worked as a sell side analyst for JP Morgan Securities. Mr. Lynch received a B.A. in Political Science from Hamilton College, and an M.B.A. in Finance, with honors, from Columbia University. Mr. Lynch joined MSIM in 1998, and has 17 years of investment experience.

David S. Cohen serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Cohen, Managing Director, joined MSIM's Growth Team in 1999. Mr. Cohen is an investor on the team. Prior to joining the firm, he was a senior fund accountant at Alliance Capital. Previously, he was a fund accountant at Natwest and Wall Street Trust. Mr. Cohen received a B.S. in Management, summa cum laude, from Pace University. Mr. Cohen joined MSIM in 1993, and has 23 years of investment experience.

Sam G. Chainani, CFA, serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Chainani, Managing Director, joined MSIM's Growth Team in 2000. Sam is an investor on the team. He received a B.S. in Management with a concentration in Finance from Binghamton University. He holds the Chartered Financial Analyst designation. Mr. Chainani joined MSIM in 1996, and has 15 years of investment experience.

Alexander T. Norton serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Norton, Executive Director, joined MSIM's Growth Team in 2000. Alex is an investor on MSIM's Growth Team. Prior to joining the firm, he was an associate in Equity Derivative Sales and later an associate in Equity Research at Donaldson Lufkin & Jenrette. Previously, he was a Bond Broker with Cantor Fitzgerald. Alex received a B.A. in History from the University of Pennsylvania, and an M.B.A. from Columbia Business School in Finance. Mr. Norton joined MSIM in 2000, and has 16 years of investment experience.

Jason C. Yeung, CFA, serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Yeung, Managing Director, joined MSIM's Growth Team in 2004. Jason is an investor on the team. Prior to joining the firm, he was a senior research analyst at Ramius Capital Group. Previously, he was an equity research analyst at Deutsche Bank. Mr. Yeung received a B.A. in International Relations, Phi Beta Kappa, from Johns Hopkins University and an M.Phil. from the University of Cambridge in International Relations. He holds the Chartered Financial Analyst designation. Mr. Yeung joined MSIM in 2002, and has 14 years of investment experience.

Armistead B. Nash serves as co-portfolio manager for MSIM's portion of the fund's assets, which he has managed since December 2011. Mr. Nash, Executive Director, joined MSIM's Growth Team in 2004. Mr. Nash is an investor on the team. Prior to joining the firm, he was an associate in investment product development at BlackRock Financial Management. Previously, he was a research analyst in high yield research at KEA Capital. Mr. Nash received a B.A. from the University of Virginia in History, and an M.B.A. from the University of Virginia Darden School of Business in Business Administration. Mr. Nash joined MSIM in 2002, and has 11 years of investment experience.

The following information is added at the end of the fourth full paragraph in the "Fund Management" section on page 21.

The basis for the Board of Trustees approving the sub-advisory agreement with MSIM for the fund will be included in the fund's annual report for the fiscal period ended May 31, 2012, when available.